UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Gerald Hellerman
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(866) 700-6104
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2012

Date of reporting period:  January 31, 2012

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Semi-Annual Report

January 31, 2012

The Mexico Equity and Income Fund Inc.

March 29, 2012

Dear Fellow Stockholders:

In my last letter, I said: “Management’s ability to dampen the Fund’s volatility is limited given our mandate to invest in Mexican securities.  Hopefully, good stock picking will generate good long term returns for stockholders as has been the case . . . since the Fund’s inception.”

In an effort to reduce volatility and improve performance, Pichardo Asset Management (PAM), the Fund’s investment advisor, has determined to shift the Fund’s portfolio so as to gain greater exposure to value investments and reduce exposure to high beta investments.  The goal is to differentiate the Fund from its peers and from Mexican ETF’s and to outperform them.  In this regard, PAM is seeking to overweight the portfolio in consumption oriented stocks to take advantage of Mexico’s expanding middle class.  Given all the negative press coverage about the drug problems in Mexico, I myself was surprised when PAM told me about this stealth demographic trend.  A recent article entitled “Mexico’s middle class is becoming its majority” in The Washington Post confirmed the “breaking down the rich-poor divide in a profound demographic transformation that has far-reaching implications.”  I urge you to read this very enlightening story for yourself at http://www.washingtonpost.com/world/mexicos-middle-class-is-becoming-its-majority/2012/03/14/gIQA9R0KJS_story.html.

One of the Fund’s larger positions is Grupe, S.A.B. de C.V., (Cidmega).  Cidmega operates hotels in Mazatlan, Cozumel, and Mayan Riviera.  Although Cidmega’s stock appears to be significantly undervalued based upon its fundamentals, it tends to trade very thinly.  In order to enhance the Fund’s liquidity, PAM recently was able to sell approximately 19% of the Fund’s holding in Cidmega in a block trade at a price slightly above its carrying valuation.

Finally, the Fund has continued to opportunistically repurchase its shares when they are trading at a discount to net asset value.  These repurchases are intended to enhance shareholder value because they are accretive to net asset value and may have the effect of narrowing the discount.  The number of shares repurchased each month is posted on the Fund’s website at www.mxefund.com.

Sincerely yours,

Phillip Goldstein
Chairman

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexico Equity and Income Fund Inc.
Report of Pichardo Asset Management (“PAM”),
The Investment Adviser.

Dear Fund Stockholders,

We are pleased to present you with the semiannual report for the Mexico Equity and Income Fund, Inc. (the “Fund”) for the six-month period ended January 31, 2012.

I.  INTRODUCTION

The deep crisis triggered by developed countries (mainly Europe and the US, which account for 40% of world Gross Domestic Product (GDP)) has had far-reaching reverberations.  Within this debilitated global environment, Mexico’s GDP growth has been reasonably good: the economy grew 4% in 2011 and is expected to grow 3.5% in 2012.

The external environment characterized by a vicious cycle of fiscal deficits, lower GDP growth, and endemic financial system weakness in Europe, has impacted exports and capital flows (due a fall-off in domestic market demand and a surge in risk perception, even sentiment that the EU model might be abandoned) translating into very volatile markets.  The situation in the US has been comparatively less bleak: while still high, the unemployment rate derives from a structural problem and there has been an incipient recovery.

The US and Europe have become a drag on Mexico’s growth prospects.  Nevertheless Mexico has created a sound macro framework and the pace of growth has been solid with stable financing and prices.  A responsible fiscal policy has translated into a fiscal deficit (excluding Pemex) of 0.6% and debt to GDP of 30% (one third of that of developed countries); furthermore, Mexico’s default risk is below France’s and 5 or 6 times below Spain’s or Italy’s.  Mexico has also achieved price stability and average debt duration is currently greater than that of the U.S. thanks to sound monetary and fiscal policies which have kept interest rates at historically low levels.  The fact the central bank has held the benchmark rate steady has not stopped interest rates from coming down because inflation expectations remain well anchored, and such rates are favorable and useful when banks are well capitalized and continue to lend (Mexican banks have not been impacted by the crisis in developed countries with credit growing at a double-digit rate across all consumer loan segments).  Such financing is vital to achieving higher rates of GDP growth (5-6%).

At the same time Mexico has US$ 150 billion in international reserves, virtually covering all of its public and private sector debt and twice Mexico’s foreign public debt, which along with sound fiscal policy provides room for exchange rate flexibility, which is especially important to the export sector.  Mexico is also one of two countries that has already implemented Basel III financial system regulatory and oversight measures, and is currently several years ahead of the rest of the world in that respect.

The challenges Mexico faces include generating alternative growth sources, as although growth has been recovering the country is still overly dependent on exports.  And if Mexico is to become more competitive, structural reforms are needed, in particular in the area of labor, communications, energy and competition.  This also implies adequate representation in Congress.

THE MEXICO EQUITY AND INCOME FUND, INC.

While Foreign Exchange (FX) volatility was a major factor that negatively impacted the MXE’s USD returns in the Fund’s semi-annual period, Mexico’s country risk premium, as measured by 10-year Credit Default Swap spreads, remained below 200 basis points, an indication that there has been a decoupling between the perceived risk of investing in Mexico and the high degree of speculative activity in the FX market.

For the Fund’s semi-annual period ended January 31, 2012, the Fund’s net asset dollar value per share decreased -8.07% (2.10% in pesos) compared with a -4.89% loss for the MSCI Mexico Index.  The Mexican peso registered a -10.08% depreciation versus the U.S. dollar for the Fund’s semi-annual period.  (Source: Bloomberg).

The Fund’s net per share asset dollar value posted a 13.78% total annual average dollar return (with dividends reinvested) for the last 20 years, since the Fund’s inception on August 30, 1990, through January 31, 2012, outperforming the MSCI Mexico Index’s 12.87% gain by 91 basis points for 20 years.  (Source: Thomson).

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The current performance of the fund may be lower or higher than the performance quoted.  Performance data to the most recent month’s end may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255.

The Morgan Stanley Capital International (MSCI) Mexico Index dollar performance during the Fund’s semi-annual period was driven by the MXN’s approximate 10% depreciation against the US Dollar on a  strong bout of volatility due to: (i) the lack of a real and sustainable solution to  insolvency and sovereign debt concerns in the Euro Zone; (ii) gloomy prospects for the world economy as the rich world’s fiscal austerity intensifies and slowing emerging economies provide less of a cushion for global growth, and (iii) the US economy is still having structural problems, such as weak labor and housing markets along with high household debt levels.

For the Fund’s semi-annual period the MXE avoided highly speculative investments mainly in the homebuilding sector due to structural changes, low accounting visibility, and steep losses.  Our   decision-making continued to be underpinned by in-depth fundamental analysis (quarterly financial reports with an emphasis on reading annual reports and one-on-one meetings with management, as needed) with a view to maintaining a sound and healthy asset portfolio allocation as volatility and uncertainty prevailed.

We believe the Fund’s stock picking structured on strong fundamentals are likely to deliver an appropriate wealth preservation strategy to MXE long term stockholders given the tail risk currently present in world stock markets.  We will continue monitoring and updating our in-house company rating and valuation model in order to rebalance the portfolio in accordance with our buy and sell discipline.

II.  MEXICO’S ECONOMIC REVIEW

Mexican GDP grew 3.94% Year-over-Year (YoY) in 2011, comprised of -0.6% YoY growth for the primary sector, 3.8% YoY growth for the industrial sector and 4.2% for the services sector.  (Source:  National Geography Institute, INEGI).

Hereafter a summary of Fitch Ratings comments on its latest available report.

THE MEXICO EQUITY AND INCOME FUND, INC.

Strengths

1).  Mexico has a record of disciplined macroeconomic policies that have delivered broad-based stability.  Flexible exchange rate and inflation-targeting regimes, and the Fiscal Responsibility Law buttress the country’s macroeconomic policy framework.

2).  As a member of the North American Free Trade Agreement (NAFTA), Mexico’s industrial sector has become more integrated with the U.S. market.  Mexico receives broad support from the U.S. including access to a US$30 bn Fed swap line during the 2008-2009 global financial crisis.  Moreover Mexico has access to the IMF’s flexible credit line which gives the country significant funding flexibility.

3).  The banking sector remains relatively robust, as reflected by a Banking Systemic Risk Indicator of ‘C’, indicating low vulnerability to a banking crisis.

4).  Prudent debt management has reduced the foreign currency share of total federal government debt, as the steady development of local capital markets has given the government a viable alternative for financing its fiscal deficit.  Foreign participation has steadily increased, contributing to financial depth and price formation in local government debt markets.

Challenges

1).  Mexico’s public finances remain structurally weak due to its heavy reliance on oil revenue, and a low non-oil tax base.

2).  Mexico’s five year growth performance has been mediocre compared with its peers with a BBB Fitch Rating (Aruba, Bahrain, Brazil, Cyprus, Kazakhstan, Lithuania, Panama, Peru, Russia, Thailand).

3).  Structural reforms needed to improve Mexico’s growth potential have been slow.  Prospects for labor, fiscal and energy reforms are limited due to 2012 presidential and congressional elections.

III.  THE MSCI MEXICO INDEX

For the Fund’s semi-annual period ended January 31, 2011, the MSCI Mexico Index’s -5.94% dollar loss places it fourth among MSCI Latam related markets after Peru (+8.65%), Colombia (+0.77%) and Brazil (-4.29%).  Chile decreased -9.41% and Argentina -21.97%.  (Source: Bloomberg).

Given strong foreign outflows, the Mexican market’s 2011 performance was supported by local investors.  Mutual Funds (MF) with over US$101 billion in AUM became supportive of equities in 2011, still below the Afores’ US$130 bn, but with a bigger equity allocation.  MF’s equity investments represent 8% of the Mexbol’s market cap versus less than 7% for the Afores.  It is likely that MF will continue to build on their equity positions this year.  (Source: JP Morgan).

Global stock markets were marked by a significant reduction in risk aversion during the first two months of 2012 due to: (1) progress made in resolving the Greek debt crisis; (2) the Fed’s decision to keep interest rates low until 2014; and (3) indications of stronger economic activity in the United States.

The 4Q’11 reporting season revealed overall solid results with the infrastructure, financial, airport and food & beverages sectors posting the highest EBITDA growth, while housing, consumer goods, telecom & media posted the lowest.  Increases in raw material prices, and the effect of MXN depreciation on foreign denominated inputs took a

THE MEXICO EQUITY AND INCOME FUND, INC.

toll on most sectors’ profitability.  Based on Santander’s sample of 39 companies, sales increased 18.7%, EBITDA +12.9% and Net Profit a meager +2.0% due mainly to foreign exchange losses.  The most disappointing reports came from the housing sector in terms of both growth and cash flow generation.  (Source: Santander).

IV.  THE FUND’S PERFORMANCE

The Fund’s -8.07% net per share asset dollar value return for the semi-annual period ended January 31, 2012, (2.10% in peso terms), underperformed the MSCI Mexico’s -4.89% loss by 318 basis points.  (Source: Bloomberg).

We believe that the main reasons the MXE underperformed its benchmark were:

i.
The MXE’s sell-off due to PAM’s reading of an equity correction in the month of September 2011 at a time when the Dow Jones and the MSCI Mexico Index rebounded.  The MXE’s equities registered their worst negative monthly performance in September (-17.3%) and their best positive monthly return in October (11.1%) with a -0.57% ascending median of the 12 months in 2011.

ii.	The Fund’s stock picking and over weight positions in companies with hard Beta which corrected the most at the time of the MXE’s sell-off in September 2011.

iii.	The Fund’s 3% principal investment of total AUM (2.40% at the semiannual-end) in the Private Equity Fund was subject to a 15% illiquidity haircut.

We believe that the main reasons the MXE’s net per share total dollar value return ranked above the median of the 69 Mexican mutual funds during 2011 were: (i) the Fund avoided highly speculative issuers and did not hold housing or cement due to low accounting visibility and no free cash flow, and (ii) adequate asset diversification between equities (good stock picks in the consumption-industrials, retailing and insurance related stocks) and net income (Mexican Real Estate Investment Trust).  (See Exhibit A).

For the Fund’s semi-annual period ended January 31, 2012, the Fund’s common share market price decreased -5.93% and its discount to net asset dollar value per share narrowed by 205 basis points closing at -10.17% on January 31, 2012, compared to 12.22% in July 2011.  (Source: U.S.Bancorp).

As at 01/31/12, the 1-month, 1-year, 5-year and 10-year annualized average total returns for the Mexico Equity and Income Fund’s net asset per share dollar value were 10.32%, -3.34%, 2.01%, and 15.81%, respectively.  The Morgan Stanley Capital International “MSCI” Mexico Index’s 1-month, 1-year, 5-year and 10-year annualized average total returns as at January 31, 2011 were 7.42%, -2.80%, 3.29%, and 12.53%, respectively.  (Source: Bloomberg).

As at 01/31/12, the 1-month, 1-year, 5-year and 10-year annualized average total returns for the Mexico Equity and Income Fund’s common share market price were 10.05%, -3.01%, 4.26% and 16.04%, respectively.  (Source: U.S.Bancorp).

The net per share total dollar value of the MXE closed January 31, 2012 at US$ 12.14; and the Common share market price was US$ 10.95, a discount to its net per share asset value of 10.17%.  Total portfolio assets amounted to US$ 81 million approximately, versus approximately US$ 77 million as at end-December 2011 and US$ 90 million as at end July 2011.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more

THE MEXICO EQUITY AND INCOME FUND, INC.

or less than their original cost.  The current performance of the fund may be lower or higher than the performance quoted.  Performance data to the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255.

V.  PORTFOLIO STRATEGY

As at January 31, 2012, the Fund portfolio’s composition by market cap was as follows: (i) 60% Large caps (above US$5 bn), mainly telecommunications, consumer staples, materials and mining; (ii) 14% Medium caps (US$1.0-5.0 bn), mainly industrials and infrastructure, and 20% Small caps (below US$1 bn) mainly consumer discretionary and micro-finance.

At the end of the Fund’s semi-annual report 30% of the MXE’s AUM was invested in the consumer sector, 20% in telcos and 16% in industrials.

The MXE portfolio ended January 31, 2011, with a 90.67% weight in equities, 0.77% in Mexican government treasury bills, 0.58% in a US dollar denominated bond, 1.52% in Mexican bonds (sovereign debt), 4.01% in the Mexican REIT, and 2.45% in the Private Equity Fund.

During the Fund’s semi-annual period, the MXE has maintained an approximate 92% weight in equities with 8% in alternative assets.  The portfolio allocation has on average been balanced between Alpha -defensive, Beta -high growth and Special Situations companies.

Compared with its 5-year average ratio, the MXE Equity Portfolio’s 12 mo. trailing Price to Earnings ratio shows the following discount/premium:

•
“Value stocks”, 14% of AUM (assets under management) distributed among the auto-insurance, steel, copper mining and petrochemical sectors, registered a simple average discount of around 30%. (mainly Small & Medium caps).

•
“Fairly Valued stocks”, 34% of AUM distributed among the telecommunications, specialized retailing, financial services banking (small companies), and silver mining sectors, registered a simple average discount of approximately 2%.

•	“Expensive stocks”, 42% of AUM distributed among the department store, retailing, and OTC-generic sectors, registered a simple average premium of approximately 30%.

•	4% of AUM was invested in the Mexican REIT.

Based on its 12 mo. trailing earnings per share multiple relative to that of the market (20 times), the MXE’s equity portfolio structure was as follows:

•	50% of the holdings trading below the market.

•	40% of the holdings trading above the market.

•	4% in the Mexican REIT.

PAM’s qualitative and quantitative methodology for determining the content of the Portfolio includes the reading of annual notes, the analysis of 5-year historical data of Return on Equity, Net Income, Operating Cash Flow, Net

THE MEXICO EQUITY AND INCOME FUND, INC.

Margin and Debt.  Our analysis places special emphasis on consistency sales, deferred taxes, solid operating results and FCF generation.

We would like to mention that the MXE’s Board of Directors approved a decision to broaden the Fund’s investment strategy to include companies listed on the Mexican Stock Exchange through its international trading system “SIC”.  The reasons behind this decision is to give MXE a better asset diversification for the benefit of its shareholders and to take advantage of less representative sectors in the Mexican Bolsa.  The main characteristics of companies to be selected are: (i) not incorporated under Mexican Law, but has a relevant subsidiary incorporated in Mexico; (ii) country of origin: any country in the Americas, (iii) a minimum of 25% of its revenues or assets derived from Mexico; (iv) fits in the asset classification of Alpha-high total annual return (dividend yield plus buyback and return on capital), Beta-high growth and/or Special Situations (below its intrinsic value as measured by PAM).  The MXE’s SIC investment will be limited to up to 10% of the Fund’s total Assets Under Management.

We will continue with the Fund’s relatively higher exposure to the consumer sector on upbeat expectations for domestic demand in Mexico this year driven by increasing consumer bank lending, and healthy job creation.  We will continue to favor those companies with proven management, a solid balance sheet, investment edge, free cash flow generation and dividend payment plus buyback and return on capital.  With respect to sectors, we will maintain our stock picking in commodities, mainly copper, silver and gold, as well as companies poised to benefit from Mexico’s promising energy sector (natural gas, electricity, and the expected privatization of Pemex).  We will continue to avoid highly speculative and leveraged companies as well as those in possible financial distress.

Sincerely yours,

Eugenia Pichardo
Portfolio Manager

The information provided herein represents the opinion of Pichardo Asset Management and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255 or visiting www.themexicoequityandincomefund.com.  Read it carefully before investing.

Mutual fund investing involves risk.  Principal loss is possible.

Investing in Foreign Securities
Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment and potential restrictions on the repatriation of capital invested in Mexico and remittance of profits and dividends accruing thereto; (4)

THE MEXICO EQUITY AND INCOME FUND, INC.

political, economic and social risks and uncertainties, including risks of confiscatory taxation and expropriation or nationalization of assets; (5) higher rates of inflation, unemployment and interest rates than in the United States; and (6) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

Mexican Economic and Political Factors.  Although Mexico’s economy has strengthened in recent years and Mexico’s sovereign debt was recently upgraded to “investment-grade” by the three most prominent rating agencies, including Standard and Poor’s, Mexico continues to be classified as a developing economy and investments in developing countries are subject to certain economic risks.  Mexico has experienced widespread bank failures, currency devaluations, high levels of inflation and interest rates.  Mexico is also dependent on certain industries and exports for economic health.  The Portfolio Securities are denominated in pesos.  As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

Mexican Securities Laws and Accounting Rules.  There is less publicly available information about the issuers of Mexican securities, such as the Portfolio Securities, than is regularly published by issuers in the United States.  Information provided by Mexican public companies may not be current, accurate or easily obtainable and, to the extent available, is likely to be in Spanish.  Also, there is generally less governmental supervision and regulation of exchanges, brokers and issuers in Mexico than there is in the United States.  U.S. holders of Portfolio Securities may also experience difficulties enforcing U.S. laws or obtaining service of process against the issuers of the Portfolio Securities.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.  Current and future portfolio holdings are subject to risk.

Definitions

•
Mexbol Total Return Index is the Mexican Bolsa index that calculates the performance of constituents assuming that all dividends and distributions are reinvested.  The Mexican Bolsa Index, MEXBOL or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the leading stocks traded on the Mexican Stock Exchange.  The index was developed with a base level of 0.78 on October 30th, 1978.

•	MSCI MEXICO: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that monitors the performance of stocks traded in Mexico.

•	One cannot invest directly in an index.

•	Basis point (bps) is one hundredth of a percentage point (0.01%).

•
The net asset value per share (NAV) is calculated as the total market value of all the securities and other assets held by a fund minus total liabilities divided by the total number of common shares outstanding.  The NAV of an investment company will fluctuate due to changes in the market prices of the underlying securities.  However, the market price of a closed-end fund is determined in the open market by buyers and sellers.  This public market price is the price at which investors may purchase or sell shares of a closed-end fund.  The market price of a closed-end fund fluctuates throughout the day and may differ from its underlying NAV, based on supply and demand for a fund’s shares on the open market.  Shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV.  The difference between the market price and NAV is expressed as a percentage that is either a discount or a premium to NAV, or underlying value.

THE MEXICO EQUITY AND INCOME FUND, INC.

•	Alpha-defensive companies: an asset classification created by PAM based on the following criteria: high total annual yield, clean balance sheet, market share dominance and pricing power.

•
Beta-growth companies: an asset classification created by PAM based on the following criteria: oversold stocks with consistent sales and EBITDA (Earnings before Interest, Tax, Depreciation and Amortization) growth, especially in the infrastructure and housing sectors.

•	Special Situation companies: an asset classification created by PAM based on the following criteria: High discount to companies’ valuation.

•	The P/E ratio (price-to-earnings ratio) of a stock is a measure of the price paid for a share relative to the annual net income or profit earned by the firm per share.

•	Free cash flow from equity FCFE: Cash flow from operating activities, less capex, less variation in working capital.

•
EBITDA: an indicator of a company’s financial performance.  Essentially, net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Exhibit A. Mexican Mutual Funds.  One-year returns as of December 31, 2011, in dollar terms.  (Source: Bloomberg).

The Bolsa categorizes this population of mutual funds data, but it does not rank them.  These mutual funds follow different investment strategies.  The number one of this classification refers to a small-cap value fund whose majority of portfolio stocks are likely to be illiquid.

Q1

Place	Fund	Manager	Return in USD
1	GBMV2.B	Operadora GBM	5.43
2	GBMV1.B	Operadora GBM	4.86
3	IXEC3.BI	IXE Fondos	0.41
4	IXEC3.BFM1	IXE Fondos	0.41
5	GBMCRE.BO	Operadora GBM	-4.67
6	GBMMOD.BO	Operadora GBM	-10.22
7	FONBNM.M0-A	Impulsora de Fondos Banamex	-10.84
8	FONBNM.C0-C	Impulsora de Fondos Banamex	-11.33
9	PRINRVA.FF	Principal Fondos de Inversión	-11.57
10	FONBNM.C0-D	Impulsora de Fondos Banamex	-11.59
11	FONBNM.C1-A	Impulsora de Fondos Banamex	-11.84
12	PRINRVA.FC	Principal Fondos de Inversión	-12.08
13	MONEXCR.BEC-1	Monex Operadora de Fondos	-12.56
14	HSBCBOL.BFF	HSBC Operadora de Fondos	-12.71
15	MONEXCR.BEC-2	Monex Operadora de Fondos	-13.18
16	MXE	Pichardo Asset Management	-13.81
17	FONBNM.C3-A	Impulsora de Fondos Banamex	-13.86

THE MEXICO EQUITY AND INCOME FUND, INC.

Q2

Place	Fund	Manager	Return in USD
18	FONBNM.M3-A	Impulsora de Fondos Banamex	-13.88
19	FONBNM.B3-A	Impulsora de Fondos Banamex	-13.88
20	HSBCBOL.B-6	HSBC Operadora de Fondos	-13.92
21	HSBC-RV.B-6	HSBC Operadora de Fondos	-13.92
22	HSBCBOL.B-5	HSBC Operadora de Fondos	-14.12
23	HSBCBOL.B-4	HSBC Operadora de Fondos	-14.12
24	MONEXCR.BEC-3	Monex Operadora de Fondos	-14.12
25	BMERPAT.GB	BBVA Bancomer Gestión	-14.38
26	HSBCBOL.B-3	HSBC Operadora de Fondos	-14.41
27	HSBCBOL.B-2	HSBC Operadora de Fondos	-14.48
28	PRINRVA.XB	Principal Fondos de Inversión	-14.58
29	PRINRVA.MB	Principal Fondos de Inversión	-14.59
30	PRINRVA.FA	Principal Fondos de Inversión	-14.59
31	PRINRVA.FB	Principal Fondos de Inversión	-14.59
32	PRINRVA.MA	Principal Fondos de Inversión	-14.59
33	MAYA.B3	Actinver	-14.75
34	MAYA.D	Actinver	-14.75
35	MONEXCR.BMC-3	Monex Operadora de Fondos	-14.87

Q3

Place	Fund	Manager	Return in USD
36	MONEXCR.BMC-1	Monex Operadora de Fondos	-15.11
37	MONEXCR.BMC-2	Monex Operadora de Fondos	-15.11
38	MONEXCR.BFC-1	Monex Operadora de Fondos	-15.11
39	HSBCBOL.B-1	HSBC Operadora de Fondos	-15.2
40	MAYA.B2	Actinver	-15.53
41	HSBC-RV.BFF	HSBC Operadora de Fondos	-15.55
42	I+BOLSA.B-E	Compass Investments	-15.59
43	MONEXCR.BFC-2	Monex Operadora de Fondos	-15.6
44	I+BOLSA.B-1	Compass Investments	-15.6
45	HSBC-RV.B-5	HSBC Operadora de Fondos	-15.74
46	HSBC-RV.B-3	HSBC Operadora de Fondos	-16.04
47	MONEXCR.BFC-3	Monex Operadora de Fondos	-16.09
48	MAYA.B1	Actinver	-16.31
49	BMERPAT.B	BBVA Bancomer Gestión	-16.49
50	HSBC-RV.B-1	HSBC Operadora de Fondos	-16.81
51	IXECON.BS	IXE Fondos	-17.12
52	IXECON.BI	IXE Fondos	-17.15

THE MEXICO EQUITY AND INCOME FUND, INC.

Q4

Place	Fund	Manager	Return in USD
53	HZPAT.C0-C	Impulsora de Fondos Banamex	-17.33
54	I+BOLSA.B-2	Compass Investments	-17.53
55	IXECON.APIFM	IXE Fondos	-17.72
56	IXECON.BFM2	IXE Fondos	-18.48
57	HZPAT.B2-A	Impulsora de Fondos Banamex	-18.76
58	GBMAAA.BO	Operadora GBM	-19.15
59	ACTIPAT.B	Actinver	-20.3
60	ACTICRE.FF	Actinver	-20.97
61	ISOLIDO.B	Interacciones	-21.44
62	ACTICRE.B	Actinver	-23.23
63	VALMX24.B0	Operadora Valmex de Sociedades de Inversión	-25.55
64	VALMX24.B1	Operadora Valmex de Sociedades de Inversión	-25.55
65	INTERDV.B	Interacciones	-27.27
66	MIURA.B	Interacciones	-31.54
67	STER-RV.B1	Gestión Santander México	-32.02
68	ST&ER-D.D2	Gestión Santander México	-32.4
69	ST&ER-D.B1	Gestión Santander México	-32.4

Source: Fondos Mexicanos

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (million US$)	2007	2008	2009	2010	2011
Real GDP Growth (y-o-y)	3.30%	1.30%	-6.50%	5.50%	3.90%
Industrial Production (y-o-y Average)	2.03%	-0.04%	7.29%	6.06%	3.80%
Trade Balance (US billions)	$-11.20	$15.53	$-4.70	$-3.12	$-1.17
Exports	$249.99	$291.81	$229.70	$298.36	$349.68
Export growth (y-o-y)	5.80%	7.30%	-18.10%	28.20%	17.20%
Imports	$283.00	$308.65	$234.40	$301.48	$350.84
Import growth (y-o-y)	8.30%	9.50%	-19.90%	25.00%	16.40%

Financial Variables and Prices
28-Day CETES (T-bills) Average	7.04%	7.97%	4.51%	4.40%	4.81%
Exchange rate (Pesos/US$) Average	10.93	11.16	13.09	12.63	12.60
Inflation IPC, 12 month trailing	4.00%	6.53%	3.57%	4.40%	3.82%

Mexbol Index
USD Return	10.56%	-40.48%	55.34%	28.79%	-13.46%
Market Cap- (US billions)	$441.04	$172.14	$257.88	$281.56	$282.60
EV/EBITDA	9.8	x	7.4	x	7.86	x	9.48	x	8.13	x

Fund’s NAV & Common Share
Market Price Performance
NAV’s per share	30.68%	-52.89%	40.12%	41.91%	-13.81%
Share Price	25.34%	-41.85%	22.20%	48.41%	-12.18%

Sources: Banamex, Banco de Mexico, Bloomberg, INEGI

THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets	January 31, 2012 (Unaudited)
(Calculated as a percentage of Total Investments)

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments	January 31, 2012 (Unaudited)

MEXICO – 99.55%	Shares	Value
COMMON STOCKS – 90.76%

Beverages – 4.10%
Arca Continental S.A.B. de C.V.	620,000	$2,870,225
Coca-Cola Femsa S.A.B. de C.V.	46,900	459,461
Total Beverages		3,329,686

Chemicals – 3.94%
Mexichem, S.A.B. de C.V.	925,859	3,201,484

Commercial Banks – 3.28%
Banregio Grupo Financiero S.A.B. de C.V. (a)	1,098,762	2,668,907

Construction & Engineering – 5.86%
Impulsora del Desarrollo y el Empleo en America Latina, S.A.B. de C.V. (a)	898,800	1,654,982
Promotora y Operadora de Infraestructura, S.A.B. de C.V. (a)	679,900	3,103,709
Total Construction & Engineering		4,758,691

Food & Staples Retailing – 8.84%
Corporativo Fragua S.A.B. de C.V.	91,500	1,263,609
Wal-Mart de Mexico, S.A.B. de C.V. – Class V	1,915,000	5,916,561
Total Food & Staples Retailing		7,180,170

Food Products – 2.22%
Grupo Bimbo, S.A.B. de C.V.	345,000	767,602
Grupo Herdez, S.A.B. de C.V.	530,000	1,038,522
Total Food Products		1,806,124

Health Care Providers & Services – 0.86%
Medica Sur S.A.B. de C.V.	380,000	701,161

Hotels, Restaurants & Leisure – 5.73%
Alsea, S.A.B. de C.V. – Class A	1,132,800	1,277,584
Grupe, S.A.B. de C.V. (a)	2,878,477	2,756,109
Grupo Sports World S.A.B. de C.V. (a)	588,000	623,905
Total Hotels, Restaurants & Leisure		4,657,598

Household Durables – 1.48%
Corporativo Geo S.A. de C.V. (a)	132,600	210,486
Urbi Desarrollos Urbanos S.A.B. de C.V (a)	695,000	990,183
Total Household Durables		1,200,669

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Schedule of Investments (continued)	(Unaudited)

COMMON STOCKS (continued)	Shares	Value

Household Products – 2.17%
Kimberly-Clark de Mexico S.A.B. de C.V.	310,100	$1,759,139

Industrial Conglomerates – 9.90%
Alfa, S.A.B. de C.V. – Class A	200,500	2,632,754
Grupo Carso, S.A.B. de C.V.	1,812,700	5,416,919
Total Industrial Conglomerates		8,049,673

Insurance – 4.72%
Qualita Compania de Seguros S.A. de C.V.	3,922,551	3,837,052

Metals & Mining – 7.60%
Grupo Mexico, S.A.B. de C.V. – Series B	476,400	1,517,202
Industrias CH, S.A.B. de C.V. – Class B (a)	888,800	3,289,503
Industrias Penoles, S.A.B. de C.V.	28,620	1,369,266
Total Metals & Mining		6,175,971

Multiline Retail – 7.17%
El Puerto de Liverpool S.A.B. de C.V.	766,900	5,829,078

Pharmaceuticals – 3.86%
Genomma Lab Internacional S.A.B. de C.V. (a)	1,428,900	3,134,259

Wireless Telecommunication Services – 19.03%
America Movil, S.A.B de C.V. – Class L	13,309,698	15,460,126

TOTAL COMMON STOCKS (Cost $69,454,002)		73,749,788

REAL ESTATE INVESTMENT TRUSTS – 4.01%

Fibra Uno Administracion S.A. de C.V.	1,650,100	3,263,714

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,681,842)		3,263,714

CORPORATE BONDS – 0.57%	Principal	Value

Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500%, 04/19/2016	$461,300	$463,606

TOTAL CORPORATE BONDS (Cost $399,927)		463,606

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Schedule of Investments (concluded)	(Unaudited)

MEXICAN GOVERNMENT NOTE/BONDS – 1.47%	Principal		Value

Mexican Government International Bond
8.125%, 12/30/2019	$865,000		$1,198,025

TOTAL MEXICAN GOVERNMENT NOTE/BONDS (Cost $1,137,395)			1,198,025

CAPITAL DEVELOPMENT CERTIFICATES – 2.46%

Atlas Discovery Trust II (b)	300,000		1,996,253

TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $2,317,515)			1,996,253

SHORT-TERM INVESTMENTS – 0.28%

Mexican INAFIN
0.000% Coupon, 4.615% Effective Yield, 02/01/2012 (c)	2,983,368	*	228,890

TOTAL SHORT-TERM INVESTMENTS (Cost $230,376)			228,890

TOTAL MEXICO (Cost $76,221,057)			80,900,276

UNITED STATES – 0.37%	Shares

INVESTMENT COMPANIES – 0.37%

First American Treasury Obligation – Class A, 0.000%	299,513		299,513

TOTAL INVESTMENT COMPANIES (Cost $299,513)			299,513

TOTAL INVESTMENTS (Cost $76,520,570) – 99.92%			81,199,789

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.08%			61,124

TOTAL NET ASSETS – 100.00%			$81,260,913

Footnotes
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Fair valued security.
(c)	Effective yield based on the purchase price. The calculation assumes the security is held to maturity.
*	Principal amount in Mexican Pesos.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities	January 31, 2012 (Unaudited)

ASSETS:
Investments, at value (Cost $76,520,570)	$81,199,789
Cash	35,066
Foreign currency (Cost $9,074)	9,081
Receivables for investments sold	327,293
Dividends and interest receivable	16,784
Other assets	17,638
Total Assets	81,605,651

LIABILITIES:
Payable for securities purchased	198,254
Advisory fees payable	52,147
Director fees payable	24,815
NYSE fees payable	22,681
Custody fees payable	20,229
Administration fees payable	15,290
Fund accounting fees payable	8,279
CCO fees payable	2,388
Accrued expenses and other liabilities	655
Total Liabilities	344,738
Net Assets	$81,260,913
Net Asset Value Per Preferred Share
($702,617 / 57,639)	$12.19
Net Asset Value Per Common Share
($80,558,296 / 6,608,578)	$12.19
NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 57,639 shares outstanding
(1,855,128 shares authorized)	$58
Common stock, $0.001 par value; 6,608,578 shares outstanding
(98,144,872 shares authorized)	6,608
Paid-in capital	87,823,986
Accumulated net investment loss	(381,597)
Accumulated net realized loss on investments and foreign currency	(10,868,750)
Net unrealized appreciation on investments and foreign currency	4,680,608
Net Assets	$81,260,913

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations	For the Six Months Ended January 31, 2012 (Unaudited)

INVESTMENT INCOME
Dividends	$142,591
Interest	96,730
Total Investment Income	239,321
EXPENSES
Advisory fees (Note B)	309,820
Directors’ fees and expenses (Note B)	85,549
Administration fees (Note B)	46,473
Custodian fees (Note B)	41,309
Fund accounting fees (Note B)	23,354
Printing and mailing	21,755
Legal fees	21,525
CCO fees (Note B)	18,012
Audit fees	15,468
Insurance expense	14,608
NYSE fees	13,573
Transfer agent fees and expenses (Note B)	9,042
Miscellaneous fees	430
Total expenses	620,918
NET INVESTMENT LOSS	(381,597)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss from investments and foreign currency transactions	(5,332,086)
Net change in unrealized appreciation/(depreciation) on
investments and foreign currency transactions	(1,800,581)

Net loss from investments and foreign currency transactions	(7,132,667)

Net decrease in net assets resulting from operations	$(7,514,264)

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	January 31, 2012	Year Ended
	(Unaudited)	July 31, 2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(381,597)	$(171,482)
Net realized gain (loss) on investments and foreign currency transactions	(5,332,086)	11,258,224
Net change in unrealized appreciation (depreciation) in value of investments
and foreign currency transactions	(1,800,581)	7,990,303
Net increase/(decrease) in net assets resulting from operations	(7,514,264)	19,077,045

Distributions to Shareholders from:
Net investment income
Common stock	—	(160,267)
Preferred stock	—	(1,586)
Decrease in net assets from distributions	—	(161,853)

Capital Share Transactions
Purchase of common stock for dividend	—	(8,775)
Issuance of common stock for dividend	—	8,775
Repurchase of common stock through Repurchase Plan (Note D)	(1,173,001)	(4,314,588)
Decrease in net assets from capital share transactions	(1,173,001)	(4,314,588)

Total increase/(decrease) in net assets	(8,687,265)	14,600,604

Net Assets:
Beginning of year	89,948,178	75,347,574
End of period*	$81,260,913	$89,948,178
* Including accumulated net investment loss of	$(381,597)	$—

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,	For the Year Ended July 31,
	2012
	(Unaudited)	2011	2010		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.26	$10.48	$7.37		$28.29	$38.18	$22.18
Net investment income (loss)	(0.06)	(0.03)	(0.01)		0.07	0.03	(0.14)
Net realized and unrealized
gains (losses) on investments
and foreign currency transactions	(1.03)	2.75	3.00		(13.95)	(2.57)	19.17
Net increase (decrease)
from investment operations	(1.09)	2.72	2.99		(13.88)	(2.54)	19.03

Less: Distributions
Dividends from net investment income	—	(0.02)	—		(0.25)	—	(0.13)
Distributions from net realized gains	—	—	—		(6.52)	(7.41)	(2.90)
Total dividends and distributions	—	(0.02)	—		(6.77)	(7.41)	(3.03)

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	0.02	0.08	0.12		0.04	0.15	—
Anti-dilutive effect of Common
Rights Offering	—	—	—		—	0.06	—
Anti-dilutive effect of Preferred
In-Kind Tender Offer	—	—	—		—	0.02	—
Dilutive effect of Preferred
In-Kind Tender Offer	—	—	(0.00	)(3)	(0.02)	—	—
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	—	—	—		(0.29)	(0.17)	—
Total capital share transactions	0.02	0.08	0.12		(0.27)	0.06	—

Net Asset Value, end of period	$12.19	$13.26	$10.48		$7.37	$28.29	$38.18

Per share market value, end of period	$10.95	$11.64	$9.25		$6.08	$24.39	$44.23
Total Investment Return Based on
Market Value, end of period(1)	(5.93)%	26.09%	52.14%		(43.10)%	(28.38)%	152.78%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)

For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,	For the Year Ended July 31,
	2012
	(Unaudited)	2011	2010	2009	2008	2007
Ratios/Supplemental Data
Net assets, end of period (000’s)	$80,558	$89,184	$74,609	$56,980	$106,484	$100,251
Ratios of expenses to average net assets	1.60%	1.51%	1.68%	1.82%	1.50%	1.42%
Ratios of net investment income (loss)
to average net assets	(0.99)%	(0.20)%	(0.02)%	0.97%	0.09%	(0.47%)
Portfolio turnover rate(2)	152.84%	253.20%	365.58%	335.64%	224.10%	135.49%

(1)
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Preferred Share Outstanding Throughout the Period

	For the Six
	Months Ended
	January 31,	For the Year Ended July 31,
	2012
	(Unaudited)	2011	2010		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$13.26	$10.48	$7.37		$28.29	$38.18	$22.18
Net investment income (loss)	(0.06)	(0.03)	(0.01)		0.07	0.03	(0.14)
Net realized and unrealized
gains (losses) on investments
and foreign currency transactions	(1.03)	2.75	3.00		(13.95)	(2.57)	19.17
Net increase (decrease)
from investment operations	(1.09)	2.72	2.99		(13.88)	(2.54)	19.03

Less: Distributions
Dividends from net investment income	—	(0.02)	—		(0.25)	—	(0.13)
Distributions from net realized gains	—	—	—		(6.52)	(7.41)	(2.90)
Total dividends and distributions	—	(0.02)	—		(6.77)	(7.41)	(3.03)

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	0.02	0.08	0.12		0.04	0.15	—
Anti-dilutive effect of Common
Rights Offering	—	—	—		—	0.06	—
Anti-dilutive effect of Preferred
In-Kind Tender Offer	—	—	—		—	0.02	—
Dilutive effect of Preferred
In-Kind Tender Offer	—	—	(0.00	)(3)	(0.02)	—	—
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	—	—	—		(0.29)	(0.17)	—
Total capital share transactions	0.02	0.08	0.12		(0.27)	0.06	—

Net Asset Value, end of period	$12.19	$13.26	$10.48		$7.37	$28.29	$38.18

Per share market value, end of period	$11.00 *	$11.93 *	$9.17	*	$6.85	$25.50	$36.10
Total Investment Return Based on
Market Value, end of period(1)	(7.80)%*	30.36%*	33.87	%*	(38.67)%	(8.25)%	110.66%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Preferred Share Outstanding Throughout the Period

	For the Six
	Months Ended
	January 31,	For the Year Ended July 31,
	2012
	(Unaudited)	2011	2010	2009	2008	2007
Ratios/Supplemental Data
Net assets, end of period (000’s)	$703	$764	$739	$4,444	$22,742	$54,567
Ratios of expenses to average net assets:	1.60%	1.51%	1.68%	1.82%	1.50%	1.42%
Ratios of net investment income (loss)
to average net assets:	(0.99)%	(0.20)%	(0.02)%	0.97%	0.09%	(0.47)%
Portfolio turnover rate(2)	152.84%	253.20%	365.58%	335.64%	224.10%	135.49%

(1)
Total investment return is calculated assuming a purchase of preferred stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.

(2)	Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)	Less than 0.5 cent per share.
*	Based on the mean of the bid and ask.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements	January 31, 2012 (Unaudited)

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Notes to Financial Statements (continued)	(Unaudited)

shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

New Tax Law.  On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Notes to Financial Statements (continued)	(Unaudited)

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2)
for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

Summary of Fair Value Exposure at January 31, 2012. The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Notes to Financial Statements (continued)	(Unaudited)

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of January 31, 2012:

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Notes to Financial Statements (continued)	(Unaudited)

	Level 1*	Level 2*	Level 3	Total
Equity
Beverages	$3,329,686	$—	$—	$3,329,686
Capital Development Certificates	—	—	1,996,253	1,996,253
Chemicals	3,201,484	—	—	3,201,484
Commercial Banks	2,668,907	—	—	2,668,907
Construction & Engineering	4,758,691	—	—	4,758,691
Food & Staples Retailing	7,180,170	—	—	7,180,170
Food Products	1,806,124	—	—	1,806,124
Health Care Providers & Services	701,161	—	—	701,161
Hotels, Restaurants & Leisure	1,901,489	2,756,109	—	4,657,598
Household Durables	1,200,669	—	—	1,200,669
Household Products	1,759,139	—	—	1,759,139
Industrial Conglomerates	8,049,673	—	—	8,049,673
Insurance	3,837,052	—	—	3,837,052
Metals & Mining	6,175,971	—	—	6,175,971
Multiline Retail	5,829,078	—	—	5,829,078
Pharmaceuticals	3,134,259	—	—	3,134,259
Wireless Telecommunication Services	15,460,126	—	—	15,460,126
Total Equity	70,993,679	2,756,109	1,996,253	75,746,041
Real Estate Investment Trusts	$3,263,714	$—	$—	$3,263,714
Corporate Bonds	$—	$463,606	$—	$463,606
Mexican Government Bonds	$—	$1,198,025	$—	$1,198,025
Short-Term Investments	$299,513	$228,890	$—	$528,403
Total Investment in Securities	$74,556,906	$4,646,630	$1,996,253	$81,199,789

*  There were no significant transfers between levels 1 and 2 during the period.  Transfers between levels are recognized at the end of the reporting period.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Notes to Financial Statements (continued)	(Unaudited)

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of July 31, 2011	$2,686,760
Acquisition/Purchase	—
Sales	—
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	(690,507)
Balance as of January 31, 2012	$1,996,253

(1)  Included in the net change of unrealized appreciation (depreciation) on investments in the Statement of Operations.

Federal Income Taxes.  The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities.  The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward and offset such losses against any future realized capital gains.  At July 31, 2011, the Fund had accumulated capital loss carryforwards for tax purposes as follows:

Date of Expiration	Amount
July 31, 2017	$1,330,397

As of July 31, 2011, the Fund deferred post-October losses of $2,371,184, which will be recognized in the fiscal year ending July 31, 2012.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Notes to Financial Statements (continued)	(Unaudited)

Reclassification of Capital Accounts.  Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences are primarily attributed to foreign currency gain reclassifications. For the year ended July 31, 2011, the Fund decreased undistributed net investment loss by $593,414, increased accumulated realized loss by $94,240 and decreased paid in capital by $499,174.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii)
purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Notes to Financial Statements (continued)	(Unaudited)

States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2011 and July 31, 2010 were as follows:

Distributions paid from:	7/31/11	7/31/10
Ordinary Income	$161,853	$—
Long-Term Capital Gain	—	—
Total	$161,853	$—

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$85,094,937
Gross tax unrealized appreciation on investments	7,925,423
Gross tax unrealized depreciation on investments	(3,009,554)
Net tax unrealized appreciation (depreciation) on investments	4,915,869
Net tax unrealized appreciation (depreciation) on
investments	$4,915,869
Other accumulated gains(losses)	$(3,971,344)
Total accumulated earnings(losses)	$944,525

(a)
Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2011, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

The Fund designates 98.24% of dividends declared for the fiscal year July 31, 2011 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. (unaudited)

IN-KIND REDEMPTION

During the year ended July 31, 2010, the Fund realized $173,889 of net capital gains resulting from an in-kind redemption. Shareholders exchanged fund shares for securities held by the Fund rather than cash.  Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders.  Because such gains are not taxable to the Fund, and are not

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Notes to Financial Statements (continued)	(Unaudited)

distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital.  Such reclassification has no effect on the Fund’s net assets.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2011 was 0.00%. (unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%. (unaudited)

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. For the six months ended January 31, 2012, these fees amounted to $309,820.

Effective October 8, 2010, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $25,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $30,000. In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”) and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the six months ended January 31, 2012, the Mexico Equity and Income Fund, Inc. incurred Administration fees of $46,473; Fund Accounting fees and expenses of $23,354, transfer agent fees and expenses of $9,042 and Custody fees of $41,309.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Notes to Financial Statements (continued)	(Unaudited)

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $117,072,310 and $119,164,666 respectively, for the six months ended January 31, 2012.

At January 31, 2012 substantially all of the Fund’s assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the six months ended January 31, 2012 the Fund purchased 115,304 shares of capital stock in the open market at a cost of $1,173,001.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New Stock Exchange was 10.41%.

During the year ended July 31, 2011 the Fund purchased 404,863 shares of capital stock in the open market at a cost of $4,314,588.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New Stock Exchange was 11.84%.

During the year ended July 31, 2011 the Fund repurchased and issued 754 common shares at a cost of $8,775 through the dividend reinvestment plan.

During the six months ended January 31, 2012 the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis.  There were no conversions of preferred shares to common shares during the period.

During the year ended July 31, 2011 the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis.  As a result of this conversion offer, 12,800 preferred shares participated in the offer and where converted to common shares.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common and preferred stock in the open market.

NOTE E:  PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for repurchase and conversion preference features and the ability to elect two directors.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information	January 31, 2012 (Unaudited)

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-877-785-0376. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2011, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions	January 31, 2012 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Dividends and Distributions (concluded)	(Unaudited)

market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.
Results of Annual
Stockholders Meeting	January 31, 2012 (Unaudited)

The Fund’s Annual Stockholders meeting was held on December 7, 2011, at the offices of Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174.  As of October 21, 2011, the record date, outstanding shares of common and preferred stock were 6,673,224 and 57,639 respectively.  Holders of 5,588,743 shares of the Fund were present at the meeting either in person or by proxy.  These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum.  The stockholders voted on three proposals.  The stockholders elected two Directors to the Board of Directors and approved the change in the annual investment advisory fee payable to Pichardo Asset Management, S.A. de C.V.  The following table provides information concerning the matters voted on at the meeting:

I.	Election of Directors
		Votes For	Votes Against
	Phillip Goldstein	5,373,231	190,798
	Eugenia Pichardo	2,916,742	2,647,287

II.	Change in the Annual Investment Advisory Agreement

	Votes For	Votes Against	Abstain	Non-Votes
	3,847,254	517,250	57,705	1,166,536

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy	January 31, 2012 (Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”),
AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Privacy Policy (concluded)	(Unaudited)

What we do
Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)
How does the Fund, and the Fund’s service providers, on the Fund’s behalf, protect my personal information?
To protect your personal information from unauthorized access and use, we and our service providers use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does the Fund, and the Fund’s service providers, on the Fund’s behalf, collect my personal information?
We collect your personal information, for example, when you:
• open an account
• provide account information
• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • None
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund	January 31, 2012 (Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of five individuals, all of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that there is only one fund in the complex that is overseen by the Directors.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Gerald Hellerman	1937	Director, Chief	2010 / 11 years	Managing Director,	Director, Brantley
5431 NW 21st Avenue		Financial Officer		Hellerman Associates	Capital Corporation;
Boca Raton, FL 33496		and Chief			Director, MVC
		Compliance			Capital, Inc.;
		Officer			Director, Old Mutual
Absolute Return and
Emerging managers
Fund Complex
(consisting of six
funds); Director,
Special Opportunities
Fund Inc.

Phillip Goldstein	1945	Director	2011 / 12 years	Principal of the general	Director, ASA Ltd.;
Park 80 West, Plaza Two,				partner of several investment	Chairman, Special
250 Pehle Avenue,				partnerships in the Bulldog	Opportunities
Suite 708,				Investors group of funds.	Fund Inc.; Chairman,
Saddle Brook, NJ 07663				Principal of the investment	Brantley Capital
				advisor to the Special	Corporation;
				Opportunities Fund, Inc.	Director, Korea
Equity Fund, Inc.

Glenn Goodstein	1963	Director	2010 / 11 years	Registered Investment	None
2308 Camino Robledo				Advisor; held numerous
Carlsbad, CA 92009				executive positions with
Automatic Data Processing
until 1996.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2012
Management of the Fund (concluded)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director

Rajeev Das	1968	Director	2009 / 11 years	Principal, Bulldog Investors,	None
68 Lafayette Avenue				a group of Investment Funds
Dumont, NJ 07628				Managing member of the
General Partner of
Opportunity Income Plus
L.P. an investment fund.

Andrew Dakos	1966	Director	2009 / 11 years	Managing Member of the	Director, Special
Park 80 West, Plaza Two				general partner of six	Opportunities
250 Pehle Avenue,				investment partnerships in	Fund Inc.; Director,
Suite 708				the Bulldog Investors group	Brantley Capital
Saddle Brook, NJ 07663				of Funds. President, Special	Corporation.
Opportunities Fund, Inc.
Principal of the Investment
Advisor to Special
Opportunities Fund, Inc.

Maria Eugenia Pichardo	1950	Interested	2011 / 2 years	Portfolio Manager of the	None
Paseo de Tamarindos 45-201		Director,		Fund since the Fund’s
Bosques de las Lomas		Officer,	Indefinite / 8 years	Inception; President and
Mexico DF 05120		President		General Partner, Pichardo
Asset Management, S.A. de
C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979 to 2002.

Luis Calzada	1965	Secretary	Indefinite / 1 year	Administrative and	None
Paseo de Tamarindos 45-201				Compliance Director,
Bosques de las Lomas				Pichardo Asset
Mexico DF 05120				Management S.A. de C.V.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
Paseo de Tamarindos 45-201
Bosques de las Lomas
Delegación Cuajimalpa
Mexico DF 05120

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman
Eugenia Pichardo

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein and Mr. Rajeev Das.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders.  These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I.             CORPORATE GOVERNANCE

A.           Board and Governance Issues

1.    Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (1/3 of directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.    Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.    Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

        4.    Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

        5.    Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

        6.    Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

        7.    Restrictions on Shareholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

        8.    Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

        9.    Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

      10.    Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

      11.    Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

      12.    Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

      13.    Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

      14.    Selection of Auditor

Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.            Executive Compensation

1.            Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.            Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.            Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.            Stock Options for Board and Executives

The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.            Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.            Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.            Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.            Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.            Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.          Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.          Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.          Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.           Mergers and Acquisitions

1.            Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.            Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.            Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.            Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

5.            Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2012.

Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Ms. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990).  She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. ("PAM”) (the Fund's Investment Adviser) since February 2003.  Prior to starting PAM, from 1989 to 1990 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Department of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
Ms. Maria Eugenia Pichardo	$81,261,385 (1)	$0 (0)	$1,595,438 (1)

Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time.   PAM has established policies and procedures to reduce the conflict of interest.

The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.

Compensation.  Ms. Pichardo receives a fixed annual salary and bonus from PAM. Ms. Pichardo participates in a deferred compensation plan.

Securities Owned in the Fund by Portfolio Manager. As of January 31, 2012, the Portfolio Manager owned the following securities in the Fund:

Portfolio Manager Name	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Ms. Maria Eugenia Pichardo	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
8/1/11 to 8/31/11	47,758	10.64	0	0
9/1/11 to 9/30/11	0	0	0	0
10/1/11 to 10/31/11	2,900	9.32	0	0
11/1/11 to 11/30/11	11,600	10.10	0	0
12/1/11 to 12/31/11	53,046	9.82	0	0
1/1/12 to 1/31/12	0	0	0	0
Total	115,304	10.17	0	0

*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
                                                Maria Eugenia Pichardo, President

Date                      April 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Maria Eugenia Pichardo
                                                Maria Eugenia Pichardo, President

Date           April 9, 2012

By (Signature and Title)*    /s/ Gerald Hellerman
                                                Gerald Hellerman, Chief Financial Officer

Date           April 6, 2012

* Print the name and title of each signing officer under his or her signature.